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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  December 3, 2003
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                             HENNESSY ADVISORS, INC.
                             -----------------------

             (Exact name of registrant as specified in its charter)


         California                      000-49872               68-0176227
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(State or other jurisdiction            Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


          750 Grant Avenue, Suite 100                             94945
               Novato, California                                 -----
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7.       Financial Statements and Exhibits

(c)      Exhibits

99.1        Press Release dated December 3, 2003



Item 9.       Regulation FD Disclosure

On December 3, 2003, Hennessy Advisors, Inc. ("Hennessy") announced that it has surpassed $1 billion in assets under management in its five no-load Hennessy Funds.

Additional information regarding Hennessy is provided in its press release dated December 3, 2003, attached hereto as Exhibit 99.1.







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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



December 3, 2003                        By:   /s/ Teresa M. Nilsen
                                           -------------------------------------
                                              Teresa M. Nilsen
                                              Chief Financial Officer and
                                                Executive Vice President








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